Intangible Assets Net - Schedule of Amortization Expenses for Intangible Assets (Details)	Dec. 31, 2025 USD ($)
Schedule of Amortization Expenses for Intangible Assets [Abstract]
2026	$ 32,308
2027	18,334
2028	9,113
2029	1,832
Total	$ 61,587